EXHIBIT 24.1

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ Terence Wilkinson
Terence Wilkinson
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ Jarl Berntzen
Jarl Berntzen
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ Andrew Caplan
Andrew Caplan
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ Daniel Goldberg
Daniel Goldberg
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ Peter C. Jones
Peter C. Jones
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2012.

/s/ Steven Kalmin
Steven Kalmin
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ Andrew Michelmore
Andrew Michelmore
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint William J. Leatherberry and Jesse E. Gary as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2012, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2012.

/s/ John P. O’Brien
John P. O’Brien
Director
Century Aluminum Company